UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, DC 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  May 19, 2020

HALLIBURTON COMPANY
(Exact Name of Registrant as Specified in Its Charter)

Delaware
(State or Other Jurisdiction of Incorporation)

3000 North Sam Houston Parkway East Houston, Texas 77032
(Address of Principal Executive Offices)

001-03492	No. 75-2677995
(Commission File Number)	(IRS Employer Identification No.)
 (281) 871-2699
(Registrant’s Telephone Number, Including Area Code)

Not Applicable
(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Securities registered pursuant to Section 12(b) of the Act:
Title of each class	Trading Symbol	Name of each exchange on which registered
Common Stock, par value $2.50 per share	HAL	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company	☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

INFORMATION TO BE INCLUDED IN REPORT

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers

On May 19, 2020, Halliburton held its Annual Meeting of Shareholders.  At the Annual Meeting, shareholders approved the Halliburton Company Stock and Incentive Plan, as amended and restated effective February 11, 2020, to increase the number of common shares of the company available for issuance under the Plan by 16 million shares and to add net operating profit after taxes and asset turns as potential performance criteria with respect to performance awards.

For a description of the principal terms of the Plan, see “Proposal No. 4: Proposal to Amend and Restate the Halliburton Company Stock and Incentive Plan” in Halliburton’s proxy statement dated April 7, 2020 for the Annual Meeting, which description is incorporated herein by reference. A copy of the Plan is filed as Exhibit 10.1.

Item 5.07. Submission of Matters to a Vote of Security Holders.

On May 19, 2020, Halliburton held its Annual Meeting of Shareholders.  Shareholders were asked to consider and act upon:

(1)	The election of Directors;
(2)	Ratification of the appointment of KPMG LLP as independent public accountants to examine the financial statements and books and records of Halliburton for the year 2020;
(3)	Advisory approval of executive compensation; and
(4)	A proposal to amend and restate the Halliburton Company Stock and Incentive Plan.

The voting results for each matter are set out below.

1.	Election of Directors:
	Name of Nominee	For	Against	Abstain	Broker Non-Votes
	A.F. Al Khayyal	556,233,634	40,075,585	1,191,411	122,675,168
	W.E. Albrecht	548,129,497	48,229,646	1,141,487	122,675,168
	M.K. Banks	593,368,040	2,976,797	1,155,793	122,675,168
	A.M. Bennett	579,326,230	17,027,056	1,147,344	122,675,168
	M. Carroll	573,271,628	23,051,799	1,177,203	122,675,168
	N.K. Dicciani	548,519,679	47,736,556	1,244,395	122,675,168
	M.S. Gerber	579,901,313	16,426,673	1,172,644	122,675,168
	P.H. Hall	588,665,394	7,635,395	1,199,841	122,675,168
	R.A.Malone	538,981,568	57,350,873	1,168,189	122,675,168
	J.A.Miller	567,753,517	28,215,923	1,531,190	122,675,168

2.	Ratification of the selection of auditors:
	For	703,819,273
	Against	13,714,478
	Abstain	2,642,047
	Broker Non-Votes	0

3.	Advisory approval of executive compensation:
	For	539,591,445
	Against	56,286,535
	Abstain	1,622,650
	Broker Non-Votes	122,675,168

5.	Proposal to amend and restate the Halliburton Company Stock and Incentive Plan:
	For	560,959,281
	Against	35,114,506
	Abstain	1,426,843
	Broker Non-Votes	122,675,168

Item 9.01	Financial Statements and Exhibits.
(d) Exhibits

Exhibit No.	Description

10.01
Halliburton Company Stock and Incentive Plan, as amended and restated effective February 11, 2020 (incorporated by reference to Appendix A of Halliburton's proxy statement filed April 7, 2020, File No. 001-03492).

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

HALLIBURTON COMPANY

Date: May 22, 2020	By:	/s/ Bruce A. Metzinger
Bruce A. Metzinger
Vice President, Public Law and Assistant Secretary